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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 23, 1998
                              DRYPERS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      0-23422                76-0344044
(State of Incorporation)      (Commission File No.)        (IRS Employer
                                                        Identification No.)

       5300 MEMORIAL, SUITE 900
            HOUSTON, TEXAS                                    77007
(Address of principal executive offices)                    (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 869-8693

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ITEM 5.   OTHER EVENTS

     On July 23, 1998, the Company reported second quarter 1998 results, announced that it had received a test market opportunity with Wal-Mart and also provided a revised outlook for the remainder of 1998 and 1999. A copy of the Company's press release dated July 23, 1998, which describes the foregoing, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     On August 10, 1998, the Company announced that a fire had occurred in its manufacturing facility in Argentina. There were no injuries that resulted from the fire, which occurred on Saturday, August 8, 1998. Due to business interruption, property and casualty insurance, management does not believe this event will have a material adverse impact on the Company's 1998 operating results. As a result of damage caused by the fire, the facility will be shut down temporarily and all efforts will be made to resume operating at full capacity within a short period of time. The Company expects that excess manufacturing capacity in its United States and Mexico facilities will meet customer demand for its products in Argentina and the surrounding area. The cause of the fire has not yet been determined. In addition to physical damage to the facility, the fire resulted in the loss of a portion of the finished goods inventory and the entire inventory of raw materials. A copy of the Company's press release dated August 10, 1998, which describes the foregoing, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     On August 13, 1998, the Company announced a restructuring of its top
management.    Walter V. Klemp, 39, formerly Co-Chief Executive Officer, has been named Chief Executive Officer, in addition to continuing as Chairman of the Board of Directors. Raymond M. Chambers, 42, formerly Co-Chief Executive Officer and President of Drypers International, will assume the title of President and Chief Operating Officer. Terry A. Tognietti, 41, formerly Co-Chief Executive Officer and President of Drypers North America, will step away from the day-to-day business, but will continue as a Director of the Company in the newly created role of Vice-Chairman, under which he will spearhead special projects and serve as an advisor. A copy of the Company's press release dated August 10, 1998, which describes the foregoing, is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

     The following documents are filed as exhibits to this report in accordance with Item 601 of Regulation S-K.

     99.1  Press release of Drypers Corporation dated July 23, 1998.

     99.2  Press release of Drypers Corporation dated August 10, 1998.

     99.3  Press release of Drypers Corporation dated August 13, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRYPERS CORPORATION

Dated: August 18, 1998                  By: /s/  Walter V. Klemp
                                            ---------------------------------
                                            Walter V. Klemp
                                            Chairman of the Board and
                                            Chief Executive Officer